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COMMON STOCK


Mobius Management Systems, Inc.


INCORPORATED UNDER THE LAWS

 OF THE STATE OF DELAWARE

SEE REVERSE FOR

CERTAIN DEFINITIONS



This  Certifies that


is the owner of

CUSIP 606925 10 5

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE COMMON STOCK OF


Mobius Management Systems, Inc.




transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

 Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

EXECUTIVE VICE PRESIDENT

AND SECRETARY


PRESIDENT AND

CHIEF EXECUTIVE OFFICER
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COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE



MOBIUS MANAGEMENT SYSTEMS, INC.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM

TEN ENT

JT TEN


?

?

?


as tenants in common

as tenants by the entireties

as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT ?   Custodian

 (Cust) (Minor)

 under Uniform Gifts to Minors

 Act

 (State)

Additional abbreviations may also be used though not in the above list.
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For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Notice:

The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.